Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Alternative Risk Premia Fund1 Class R6 Institutional Class	0.03% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asset Allocation Fund Class A Class C Class R Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Capital Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund2 Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class C Class R Class R4 Class R6 Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.08% 0.03% 0.16% 0.10% 0.08%
Core Plus Bond Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.16% 0.10% 0.08%
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.21% 0.03% 0.13% 0.13%
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class C Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Diversified Income Builder Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Bond Fund	0.00%
Emerging Markets Equity Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Factor Enhanced Emerging Markets Fund	0.00%
Factor Enhanced International Fund	0.00%
Factor Enhanced Large Cap Fund	0.00%
Factor Enhanced Small Cap Fund	0.00%
Global Investment Grade Credit Fund3 Class R6 Institutional Class	0.03% 0.08%
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.03%
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Growth Balanced Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Growth Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Corporate Bond Fund	0.00%
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Index Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Government Bond Fund	0.00%
International Equity Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Money Market Fund Class A Class C Premier Class Service Class	0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.22% 0.10% 0.08% 0.12%
North Carolina Tax-Free Fund4 Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Precious Metals Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.21% 0.13% 0.13%
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Class R6 Institutional Class	0.16% 0.16% 0.03% 0.08%
Short-Term High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Small Cap Core Fund5 Class A Class C Class R6 Adminstrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class6 Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.03%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Ultra Short-Term Municipal Income Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
U.S. Core Bond Fund	0.00%
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Equity Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.03%

Schedule A to Appendix A amended:  November 9, 2018

1On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Alternative Risk Premia Fund, effective on or about December 3, 2018.

2On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Colorado Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

3On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Global Investment Grade Credit Fund, effective on or about March 1, 2019.

4On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the North Carolina Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

5On October 25, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Small Cap Core Fund, effective December 14, 2018.

6On November 9, 2018 the Board of Trustees of Wells Fargo Funds approved the establishment of the Select Class to the Treasury Plus Money Market Fund, effective on or about February 1, 2019.

The foregoing fee schedule is agreed to as of November 9, 2018 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

Andrew Owen

President

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President